 Directors  CTBI Directors  Mark A Gooch, Chairman  Eugenia “Crit” Luallen, Vice Chairman  Franklin H. Farris, Jr.  Ina Michelle Matthews  James E. McGhee II  Franky Minnifield  Jefferson F. Sandlin  Anthony St. Charles  Chad C. Street  Lillian “Kay” Webb  2  CTB Directors  Mark A. Gooch, Chairman  Franklin H. Farris, Jr.  Ina Michelle Matthews  James E. McGhee II  Richard W. Newsom  Chad C. Street  CTIC Directors  Mark A. Gooch, Chairman  Franklin H. Farris, Jr.  E.B. Lowman II  Eugenia “Crit” Luallen  James E. McGhee II  Jefferson F. Sandlin  Anthony St. Charles  Andy Waters

 Executive Officers  3     Mark A. Gooch Chairman, President, and CEO  Richard W. Newsom CTB President  Andy D. Waters CTIC President and CEO  Kevin J. Stumbo EVP/Chief Financial Officer  Steven E. Jameson EVP/Chief Internal Audit and Risk Officer  Mark E. Smith EVP/Chief Credit Officer  Thomas E. McCoy EVP/Operations  C. Wayne Hancock EVP/Chief Legal Officer  Billie J. Dollins EVP/Central Region President  David I. Tackett EVP/Eastern Region President  Ricky D. Sparkman EVP/South Central Region President  D. Andrew Jones EVP/Northeastern Region President

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2024 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  4

 2024 Key Metrics  Total Assets $6.2 billion  Market Capitalization $957.6 million  Cash Dividend Yield 3.55%  P/E Ratio 11.5x  Price to Book Value 1.3x  Price to Tangible Book Value 1.4x  Tangible Common Equity Ratio 11.29%  Competitive Position  3rd largest Kentucky domiciled bank holding company   2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  5  Financial data as of December 31, 2024  Deposit market share as of June 30, 2024

Our Banking Franchise

Central Region

Loans - $1.1 billion

Deposits - $1.4 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.1 billion

Deposits - $2.1 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $494 million

Deposits - $706 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.0 billion

Deposits - $1.1 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $850 million

CTIC

Assets Under Management - $3.7 billion (including $1.1 billion CTB)

Revenues - $21.3 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2024

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 2024 Performance

 2024 Performance Summary   Goals Results  Earnings $77.7 - $80.8 million $82.8 million  EPS $4.31 - $4.49 per share $4.61 per share  ROAA 1.33% - 1.39% 1.41%  ROAE 10.99% - 11.44% 11.31%  Assets $5.74 - $6.10 billion $6.19 billion  Loans $4.18 - $4.35 billion $4.49 billion  Deposits $4.97 - $5.17 billion $5.31 billion  Shareholders’ equity $711.2 - $740.3 million $757.6 million  9

 Shareholder Value

 Dividends Per Share  2024 cash dividends increased 3.3%  Dividend payout ratio for 2024 was 40.3%  Desired level between 40% and 50%  December 31, 2024 cash dividend yield was 3.55%  Cash dividend increased to $0.47 per share effective October 1, 2024  11

 Shareholders’ Equity  Shareholders’ equity has increased 15.7% during the past five years  4.3% compound growth rate for the past five years  (in millions)  12  4.3%

 Book Value Per Share  Tangible Common Equity/Assets  13

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2019 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2024.  15

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  December 31, 2024  16

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  44 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 4.7%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  246 institutional investors (including CTIC – 10.5%) hold 11.6 million shares (61.7%)  285 mutual funds hold 5.5 million shares (30.7%)  Data as of December 31, 2024  17

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  18

 Earnings Review

 Earnings Per Share  EPS increased 5.8% from 2023 to 2024  20

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  21

 Net Income  Net income increased 6.2% from 2023 to 2024  (in millions)  22

 Revenues  Revenues increased 7.7% from 2023 to 2024  (in millions)  23

 Noninterest Incomeas a % of Total Revenue  Noninterest income increased 8.5% from 2023 to 2024  Increases in loan related fees, trust revenue, and bank owned life insurance revenue  (in millions)  24

 Net Interest Revenue  Net interest revenue increased by 7.4% from 2023 to 2024  Net interest margin at 3.36% increased 4 basis points from 2023  Average earning assets increased $325.8 million, or 6.2%  (in millions)  25

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  26  Dec ’24  Sept ’24  Jun ’24  Mar ’24  Dec ’23  Sept ’23  Net Interest Margin  3.43%  3.34%  3.38%  3.23%  3.19%  3.27%  Yield on Earning Assets  5.66%  5.64%  5.66%  5.55%  5.43%  5.25%  Cost of Interest Bearing Deposits  3.18%  3.34%  3.30%  3.35%  3.27%  2.93%  Benefit of Noninterest Bearing Deposits  0.95%  1.03%  1.02%  1.03%  1.02%  0.95%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  Noninterest Expense & Efficiency Ratio  (in millions)  27

 Balance Sheet Review

 Total Assets  Total assets at 12/31/24 increased $423.5 million, or 7.3%, from 12/31/23  Loans increased $435.7 million or 10.8%  Investment portfolio decreased $107.4 million or 9.2%  Deposits increased $360.5 million or 7.3%  (in billions)  29

 Total Loans  Total loans at 12/31/24 increased 10.8% from 12/31/23  Loan and line of credit production for the year totaled $1.1 billion  (in billions)  29  Loan Portfolio Mix  December 31, 2024  Loan Rate Mix  December 31, 2024

 Concentrations of Creditas a % of Total Loans  December 31, 2024  The net losses in non-residential real estate rental were 0.01%. There were no net losses in apartments and rental housing or hospitality. There were no net losses in nonperforming loans in any of these loan categories for the year 2024.  30

 31  Indirect Lending  (in millions)

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Nonperforming Loansas a % of Total Loans  32

 Nonperforming Assetsas a % of Total Assets  $3.6 million in other real estate owned  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  33

 Total Depositsincluding Repurchase Agreements  (in billions)  December 31, 2024  35

 1st Quarter 2025 Review

 Key Metrics – 1st Quarter 2025  Total Assets $6.3 billion  Market Capitalization $911.6 million  Cash Dividend Yield 3.7%  P/E Ratio 10.2x  Price to Book Value 1.2x  Price to Tangible Book Value 1.3x  Tangible Common Equity Ratio 11.57%  Financial data as of March 31, 2025  37

 Earnings Per Share  38

 Net Income  39  (in millions)

 Earnings  Net interest income for the quarter of $51.3 million was $1.7 million, or 3.5%, above prior quarter and $7.7 million, or 17.6%, above first quarter 2024.   Provision for loan losses for the quarter of $3.6 million was $1.0 million above prior quarter and $0.9 million above first quarter 2024.  Noninterest income for the quarter ended March 31, 2025 of $14.9 million was $1.3 million, or 7.8%, below prior quarter, and $0.2 million, or 1.6%, below prior year same quarter.  Noninterest expense for the quarter ended March 31, 2025 of $34.2 million, was $0.4 million, or 1.3%, above prior quarter, and $2.0 million, or 6.2%, above prior year same quarter.  40

 Noninterest Income  Q-O-Q decreases in deposit related fees and loan related fees  Y-O-Y decreases in loan related fees, bank owned life insurance revenue, and deposit related fees, partially offset by increases in trust revenue and securities gains  (in millions)  41

 Noninterest Expense  Q-O-Q increases in occupancy expense and legal fees, partially offset by a decrease in data processing expense  Y-O-Y increase in occupancy expense, data processing expense, legal fees, operating losses, and loan related expenses  42  (in millions)

 Total Assets  Total assets at 3/31/25 increased $83.3 million, or an annualized 5.5%, during the first quarter  Loans increased $149.9 million  Investment portfolio decreased $46.7 million  Deposits in other banks decreased $24.4 million  Deposits, including repurchase agreements, increased $47.5 million  42  (in millions)

 Total Loans  Increased at an annualized rate of 13.5% during the quarter  Increased from prior year first quarter 11.4%  43  (in millions)

 Nonperforming Loansas a % of Total Loans  44

 Nonperforming Assetsas a % of Total Assets  45

 Net Charge-offsas a % of Average Loans (annualized)  46

 Allowance for Credit Losses  Provision for loan losses for the quarter was $3.6 million, compared to $2.6 million for the quarter ended December 31, 2024 and $2.7 million for the first quarter 2024.  $2.0 million to fund loan growth  Our reserve coverage (allowance for credit losses to nonperforming loans) at March 31, 2025 was 214.7% compared to 206.0% at December 31, 2024 and 319.0% at March 31, 2024.  Our credit loss reserve as a percentage of total loans outstanding at March 31, 2025 remained at 1.23% from December 31, 2024, compared to 1.22% at March 31, 2024.  47

 Total Depositsincluding Repurchase Agreements  Increased an annualized 3.6% from prior quarter  Increased 6.8% from prior year first quarter  48  (in billions)

 Efficiency Ratio  49

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Manage net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Trust and wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   51

 To Our Shareholders   Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by our nearly 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  52